SCHEDULE 14C

                       (RULE 14C-101)

        INFORMATION REQUIRED IN INFORMATION STATEMENT

                  SCHEDULE 14C INFORMATION

   Information Statement Pursuant to Section 14(c) of the Securities

                    Exchange Act of 1934


Check the appropriate box:

[X] Preliminary Information Statement

[ ] Confidential, For Use of the Commission Only

[ ] Definitive Information Statement (as permitted by Rule 14c-5(d)(2))


                           OneCap
       (Name of Registrant as Specified in Its Charter)

      Payment of Filing Fee (Check the appropriate box)

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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(2) Aggregate number of securities to which transaction applies:

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to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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(1) Amount previously paid:

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                      PRELIMINARY COPY

                           OneCap

                 5440 Sahara Ave., 3rd Floor
                     Las Vegas, NV 89146

                       (702)-948-8800

             Notice of Action by Written Consent

                            of a

          Majority of the Outstanding Common Shares

             taken on or about November 20, 2003


To the Shareholders of OneCap:

Notice is hereby given that the holders of a majority of the outstanding shares of OneCap, a Nevada corporation (the
"Company"), intend to act by written consent to approve the following resolutions:

    WHEREAS the Board of Directors of OneCap has determined that it is in the best interests of the Company to effectuate A reverse one for seven (1:7) stock split of the issued and outstanding common stock of the Company,

    WHEREAS  the aggregate number of shares  which  the
    corporation  has  authority to  issue  consists  of
    20,000,000  shares of Common Stock having  a  $.001
    par value, and 1,000,000 shares of Preferred Stock having a $.001 par value;

    WHEREAS the Board of Directors of OneCap has determined that it is in the best interests of the Company to increase the number of authorized common shares from 20,000,000 to 50,000,000 and the number of authorized preferred shares from 5,000,000 to 10,000,000;

    WHEREAS  the Common and/or Preferred Stock  may  be
    issued for such consideration as may be fixed  from
    time  to  time  by the Board of Directors  and  the
    Board  of Directors may issue such shares of Common
    and/or Preferred Stock in one or more series,  with
    such  voting powers, designations, preferences  and
    rights    or    qualifications,   limitations    or
    restrictions thereof as shall be stated in the resolution(s), be it

    RESOLVED, that effective as soon as practicable from this date forward, the Officers of the Company shall cause a reverse split of one for seven (1:7) of the Company's Common Stock and shall cause to be effectuated an increase in the Company's authorized
    Common and Preferred Stock as above.

    IN WITNESS THEREOF, I have executed my signature as Secretary of the Corporation this 20th day of November, 2003.

    Only  shareholders  of  record  at  the  close   of
    business  on  November  14, 2003  are  being  given
    Notice  of  the  Action  by  Written  Consent.  The
    Company is not soliciting proxies.

    By Order of the Board of Directors

    Vincent Hesser
    Chairman




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              WE ARE NOT ASKING YOU FOR A PROXY

                             AND

          YOU ARE REQUESTED NOT TO SEND US A PROXY.

                           OneCap

                 5440 Sahara Ave., 3rd Floor
                     Las Vegas, NV 89146

                       (702)-948-8800

                    INFORMATION STATEMENT

        ACTION BY THE HOLDERS OF A MAJORITY OF SHARES

    This  Information  Statement is  furnished  to  all
    holders  of  shares of OneCap, a Nevada corporation
    (the  "Company"), in connection with the action  by
    the  holders of a majority of the Company's  issued
    and  outstanding shares to ratify  and  approve  an
    amendment   (the  "Amendment")  to  the   Company's
    Certificate of Incorporation to effect a one for seven reverse split of the Company's common stock.
    This Information Statement is first being mailed to shareholders on or about January __, 2004.

    Only  shareholders  of  record  at  the  close   of
    business  on  December 30, 2003,  are  entitled  to
    notice  of the action taken. There will be no  vote
    by the shareholders of the Company on the Amendment
    because the Amendment has already been approved  by
    the written consent of the holders of a majority of
    the  shares of the Company as allowed under  Nevada
    corporate  law.    As  of November  24,  2003,  the
    Company  had  outstanding 9,021,618 shares,  $0.001
    par value, each of which was entitled to one vote.

    The reasons for the ratification and approval of the Amendment are described in more detail in this Information Statement.

         RATIFICATION OF AMENDMENT TO CERTIFICATE OF
                        INCORPORATION

    By a resolution dated November 20, 2003, the Company's board of directors approved a resolution to effect a one for seven reverse split (1:7) (the
    "Reverse Split") of the Company's common stock and an increase in the number of authorized common shares from 20,000,000 to 50,000,000 and the number of authorized preferred shares from 5,000,000 to 10,000,000 . The entire text of the resolution is set forth below:

    WHEREAS the Board of Directors of OneCap has determined that it is in the best interests of the Company to effectuate A REVERSE ONE FOR SEVEN (1:7) stock split of the issued and outstanding common stock of the Company,

    WHEREAS  the aggregate number of shares  which  the
    corporation  has  authority to  issue  consists  of
    20,000,000  shares of Common Stock having  a  $.001
    par value, and 5,000,000 shares of Preferred Stock having a $.001 par value;

    WHEREAS the Board of Directors of OneCap has determined that it is in the best interests of the Company to increase the number of authorized common shares from 20,000,000 to 50,000,000 and the number of authorized preferred shares from 5,000,000 to 10,000,000;

    WHEREAS  the Common and/or Preferred Stock  may  be
    issued for such consideration as may be fixed  from
    time  to  time  by the Board of Directors  and  the
    Board  of Directors may issue such shares of Common
    and/or Preferred Stock in one or more series,  with
    such  voting powers, designations, preferences  and
    rights    or    qualifications,   limitations    or
    restrictions thereof as shall be stated in the resolution(s), be it




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    RESOLVED,  that  effective as soon  as  practicable
    from this date forward, the Officers of the Company shall cause a reverse split of one for seven (1:7) of the Company's Common Stock and shall cause to be effectuated an increase in the Company's authorized
    Common and Preferred Stock as above.

    IN WITNESS THEREOF, I have executed my signature as
    Secretary  of  the Corporation this  20th   day  of
    November, 2003.

This information statement is being furnished in connection with the taking of this corporate action pursuant to written consent by a majority of the shares of the Company. The shareholders will authorize a reverse split of the Company's common stock. Because shareholders holding a majority of the shares are in favor of the following action, proxies are not being solicited in this matter. The majority shareholders ratifying the board resolution and thereby consenting to this written action are as follows:

  Vincent Hesser                      -   2,186,500   (23.85%)
  Steven Molasky                      -   5,060,000   (56.59%)
                                          ---------   --------
Total No. Shares Ratifying Resolution -   7,246,500   (80.44%)

Because shareholders representing a majority of the shares outstanding are in favor of the proposed corporate action, shareholder approval will be achieved by written consent in accordance with the corporate laws of the State of Nevada. In an effort to minimize the Company's expenses, a special meeting of the shareholders is not required and will not be held. The Company's shareholders do not have dissenter's rights of appraisal in connection with any of the matters to be approved by the shareholders. Nevada Revised Statutes provides that any action required to be taken at a special meeting or annual meeting of the stockholders of a Nevada corporation may be taken by written consent, in lieu of a meeting, if the consent is signed by stockholders owning at least a majority of the voting power.

As of the Record Date, the Company's stock has little or no public market or volume for its common stock. Based upon current market conditions and NASDAQ or AMEX listing requirements, and the limited brokerage firm interest in low priced securities, management has determined that it is in the Company's best interest to effectuate a reverse split, which is to be authorized by the shareholders.

The Board, which has already approved the action, seeks authority to affect the reverse split of one for seven. Fractional shares will be rounded up to the nearest full share. As existing stock certificates are sent in for transfer they will be replaced with new certificates reflecting the reverse split.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of November 24, 2003, with respect to the beneficial ownership of the Company's Common Stock by (i) all directors of the Company (ii) each executive officer of the Company (iii) controlling shareholders and (iv) all directors and executive officers of the Company as a group.




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Name and Address of      Amount and Nature of    Percent of
Beneficial Owner         Beneficial Ownership     Class (1)

Steven D. Molasky                   5,060,000         56.59%
3111 S. Maryland
Parkway Las Vegas,
NV 89109
Vincent W. Hesser                   2,186,500         23.85%
5440 W. Sahara
Ave, 3rd Floor
Las Vegas, NV
89146
Eric Bordenave                        113,700          1.48%
5440 W. Sahara
Ave, 3rd Floor
Las Vegas, NV
89146
Heidi Williams                          5,000          0.06%
5440 W. Sahara
Ave, 3rd Floor
Las Vegas, NV
89146
Tammy Hardcastle                       10,000          0.11%
5440 W. Sahara
Ave, 3rd Floor
Las Vegas, NV
89146
Antony M. Santos                       20,100          0.22%
5440 W. Sahara
Ave, 3rd Floor
Las Vegas, NV
89146
All Officers                        2,280,300         82.31%
Directors and
greater than 10%
shareholders as a
Group

(1) Based upon 9,021,618 common shares issued and outstanding as of November 24, 2003.


AVAILABLE INFORMATION

We are subject to the informational requirements of the Exchange Act, and accordingly file reports and other information with the Securities and Exchange Commission ("SEC") relating to our business, financial statements and other matters. Reports and information filed pursuant to the informational requirements with the SEC can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-8-SEC-0330. Copies of our filings may also be obtained electronically by visiting the SEC's web site on the Internet at http://www.sec.gov.

SIGNATURES

Dated November 24, 2003

/s/ Vincent Hesser
---------------------
Vincent Hesser
CEO/Chairman of the Board











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